Acquisition of Provident Bankshares December 19, 2008 Exhibit 99.2

Disclaimer This presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act giving the Company's expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may",or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. In addition to factors previously disclosed in our SEC reports and those identified elsewhere in this presentation, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by Provident shareholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the M&T and Provident businesses or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Transaction Highlights Commitment to Communities and Employees Leading Mid-Atlantic Franchise Financial Highlights Summary

Partnership between community-focused institutions Strong cultural fit with common values Shared commitment to customers, employees, and the communities that we serve Combination establishes leading Mid-Atlantic commercial bank Significant operating scale with greater branch density Adding 143 branches to increase our Mid-Atlantic network to 319 branches Complementary relationships with middle-market customers #2 deposit market share in Maryland with over $11 billion of deposits and 253 branches Attractive market with favorable growth dynamics Low-risk transaction Experienced integrator with significant presence in Provident's markets ~$650 million in loan and securities marks mitigate credit risk Stable funding base reinforces M&T's strong liquidity profile Financially attractive combination Estimated IRR in excess of 16% Significant GAAP and operating EPS accretion by 2010 Enhances M&T's best-in-class internal capital generation In-market transaction with meaningful cost synergies Commitment to maintain strong capital position Transaction Highlights

Summary of Key Terms Purchase Price: $10.50 per Provident share 1 37% premium to Provident's 20-day average share price Exchange Ratio: Fixed at 0.171625 M&T shares per Provident share - Exchange ratio based on M&T's closing price per share of $61.18 as of December 16, 2008 Transaction Value: $401 million total - $352 million for Provident common equity - $49 million for Provident Series A convertible preferred equity Consideration: 100% Stock Transaction Structure: Tax-free exchange Due Diligence: Completed comprehensive due diligence, including detailed review of loan and securities portfolios Conditions to Closing: Approval by shareholders of Provident Normal U.S. regulatory approvals Other customary conditions Based on fixed exchange ratio using M&T's closing price per share of $61.18 as of December 16, 2008, the date on which the exchange ratio was determined.

Summary of Key Terms (cont'd.) Expected Closing: Second quarter of 2009 Cost Savings: 45% of Provident's annual operating expenses Run-rate fully realized by late 2010 Merger-Related Charges: $99 million Revenue Synergies: None assumed Asset Marks: Loans: $383 million (pre-tax) Securities: $264 million (pre-tax) Board Representation: Gary Geisel, Provident's Chairman and CEO, to join M&T Board of Directors Advisory Council: M&T to establish Baltimore-Washington Area Director's Advisory Council with participation from Provident's Board

Multiples MTB/PBKS Comparable 1 Transactions Average Price to Book Value 2 0.7x 2.5x Price to Tangible Book Value 2 1.4x 2.7x Tangible Core Deposit Premium 3 3.7% 23.9% Source : SNL Financial. Comparable Mid-Atlantic bank acquisitions with asset size between $3 billion and $10 billion since 2003 (nine deals total). Book value assumes conversion of Provident's Series A preferred equity of $51 million. 15.5% net of marks. Attractive Valuation

Transaction Highlights Commitment to Communities and Employees Leading Mid-Atlantic Franchise Financial Highlights Summary

Established in 1882 by John Marshall, who started a savings system for sailors at a mission on Light Street in Baltimore. Provident Bankshares Corporation is the largest bank headquartered in Maryland today. For more than 120 years, we have done relationship banking the Provident Way: Integrity Caring Excellence Partnership Results Driven The Provident Way Gary Geisel, Chairman and CEO, Provident Bankshares Corp.

Choosing a Partner When we started looking for an alternative, we wanted someone who would keep the legacy of the Provident Way alive. Fortunately, we did not have to look very far. M&T Bank has similar roots as Provident - both began in the 1800s. And like Provident, M&T has developed a successful regional banking franchise serving numerous area communities. But most importantly, M&T shares the same values as Provident. Gary Geisel, Chairman and CEO, Provident Bankshares Corp.

A "Valuable" Match We are pleased to join a company that shares our long-standing focus, culture and values. We are combining two institutions that share a common commitment to the customers, employees, shareholders, and communities we serve. Gary Geisel, Chairman and CEO, Provident Bankshares Corp.

Commitment to Customers Merger enhances M&T's already strong Mid-Atlantic presence. Offers Provident customers an expanded array of products / services Access to a more extensive network of branches and ATMs Builds upon M&T's continuing investment in the Mid-Atlantic. In the last year, M&T has added: 3 new branches (in addition to 13 First Horizon branches) 23 new ATMs 800 new employees, mostly customer facing Post-merger M&T/Provident will have: Largest branch network in the Baltimore-Washington area 319 branches (253 in Maryland, 57 in Virginia and 9 in DC) 743 ATMs (599 in Maryland, 132 in Virginia and 12 in DC) Michael Pinto, Chairman and CEO, M&T Bank's Mid-Atlantic Division.

Commitment to Employees M&T offers Provident employees long-term career potential with a stable and successful company Will offer comparable positions to Provident's customer facing employees No jobs will be discontinued until after the merger is completed Displaced employees will receive preferential consideration for some 200 open jobs in M&T's Mid-Atlantic organization Employees unable to find a suitable position at M&T will receive displacement benefits under Provident's existing program Michael Pinto, Chairman and CEO, M&T Bank's Mid-Atlantic Division.

Commitment to the Community M&T's operating philosophy includes the belief that the well-being of the bank and the well-being of the community are inseparable M&T's expanded presence in the Mid-Atlantic means an expanded commitment to our Mid-Atlantic communities Donated $25 million to Mid-Atlantic non-profits since 2003 M&T has been among the Top 10 on BusinessWeek's list of most generous companies for two straight years M&T will continue Provident's charitable contribution program Thousands of M&T's employees volunteer for hundreds of non-profits M&T has earned the highest CRA score ("Outstanding") for 25 straight years Michael Pinto, Chairman and CEO, M&T Bank's Mid-Atlantic Division.

Transaction Highlights Commitment to Communities and Employees Leading Mid-Atlantic Franchise Financial Highlights Summary

Franchise Comparison As of 9/30/2008 M&T Provident Assets $65.2 B $6.4 B Loans 48.7 B 4.3 B Domestic Deposits 36.7 B 4.6 B Branches2 686 143 Employees 13,636 1,660 M&T Mid- Atlantic1 ATMs2 1,638 198 $6.2 B 6.1 B 6.5 B 177 545 Includes M&T's Greater Baltimore, Greater Washington, DC, and Chesapeake regions. Current Count. 3,892

Market Leadership in Mid-Atlantic Source: SNL. M&T Provident Maryland - Deposits ($ millions) Rank Institution Deposits Market Share (%) Branches (#) 1 Bank of America 18,536 19.2 195 Pro Forma M&T Bank 11,233 11.6 253 2 PNC 9,565 9.9 203 3 Capital One 8,221 8.5 141 4 Wells Fargo 7,464 7.7 82 5 M&T Bank 7,418 7.7 153 6 SunTrust 6,589 6.8 136 7 BB&T 6,245 6.5 129 8 Provident Bankshares 3,815 4.0 100 9 Sandy Spring Bancorp 2,161 2.2 38 10 Susquehanna Bancshares 1,943 2.0 45 Deposit Market Share Rank MTB Provident Pro Forma Baltimore MSA 2 5 2 Washington DC MSA 10 14 8 Maryland 5 8 2 Virginia 54 30 18 Branch & ATM Totals MTB Provident Pro Forma Mid-Atlantic Branches 177 142 319 Mid-Atlantic ATMs 545 198 743

Provident Sustains M&T's Growth Momentum M&T has increased its Mid-Atlantic market and product penetration Strategy includes both organic growth and targeted acquisitions Investments in products, distribution, and people have supported M&T's momentum within Provident's footprint Annual net income growth of 12% for Mid-Atlantic region vs. 9% for other M&T regions since 2004 Annual loan growth of 12% for Mid-Atlantic region vs. 6% for other M&T regions since 2004 Provident complements M&T's ongoing expansion in the region Expands retail distribution and further enhances density Provident's commercial relationships enhance M&T's leading position in middle- market lending Provident sales / service personnel available for M&T's existing expansion plans

Transaction Highlights Commitment to Communities and Employees Leading Mid-Atlantic Franchise Financial Highlights Summary

Comprehensive Loan Diligence Review Provident Loan Composition - 9/30/08 Total Loans: $4.3 billion M&T completed an extensive review of Provident's loan portfolio Reviewed underwriting standards Analyzed loan-level portfolio data Examined broad cross-section of loan files and documentation Interviewed key personnel Site visits to selected residential development properties Modeled estimated credit losses under stress scenarios Leveraged M&T's extensive operating experience in Provident's markets to refine analysis Diligence Review Process

Estimated Lifetime Loan Credit Losses ($ in millions) 9/30/08 Lifetime Credit Losses Loan Category Balance % $ Residential Construction $529 34% $182 Commercial Real Estate 990 3% 31 Commercial & Industrial 971 6% 56 Home Equity 1,135 5% 53 Marine and Other Consumer 382 12% 46 Residential Mortgage 257 6% 15 Total $4,264 9% $383 Loan Loss Allowance (60) Losses Net of Allowance $323

Comprehensive Securities Diligence Review Provident Securities Composition - 9/30/08 Pooled trust preferred CDOs ("TRUPs CDOs") were a primary diligence focus Conducted credit analysis of over 1,000 individual banks collateralizing CDOs Incorporated credit analysis in modeling cash flows for each security M&T valued TRUPs CDOs at 19.5% of par Implied 15.9% average discount rate Discount to Provident's 9/30/08 fair value estimate $240 million write-down from amortized book value net of unrealized losses On average, greater than 12% of the financial institutions collateralizing the pooled TRUPs CDOs would need to default/defer within the next five years to result in an economic loss relative to modeled value Pooled Trust Preferred CDOs

Pro Forma Financial Impact Accretive to both M&T's GAAP and operating EPS in 2010 Annual operating EPS accretion of 4% - 6% IRR in excess of 16% M&T maintains capital in excess of well-capitalized regulatory minimums M&T M&T Standalone Pro Forma 9/30/08 at closing 1 Tier 1 Capital / Risk-Weighted Assets 7.9% 8.7% Total Capital / Risk-Weighted Assets 12.0% 12.4% Transaction closing estimated 2nd quarter, 2009. Pro forma for M&T issuance of $600 million of preferred under TARP program. Tangible Common Equity Ratio 4.9% 4.4%

Transaction Highlights Commitment to Communities and Employees Leading Mid-Atlantic Franchise Financial Highlights Summary

Summary Shared commitment to our customers and employees Complementary community-focused business models Enhanced scale in desirable Mid-Atlantic region Sound franchise with "de-risked" earnings Comprehensive asset diligence completed Attractive transaction economics

Appendix

Attractive Market Demographics Source: SNL Financial & US Dept. of Labor $14,277 $12,569 $9,423 $8,339 1 3 14 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 Virginia Maryland Pennsylvania U.S. Average StateRank Fed Government Spending Per Capita - 2007 Federal government presence mitigates regional impact of national recession Baltimore / Washington unemployment rate remains well below national average High-income markets with household earnings well above national average

Improved Efficiency with Growth Opportunities In-market transaction offers significant cost savings opportunities in technology, corporate overhead, and facilities consolidation M&T continues to invest within its Mid-Atlantic footprint Focus on increasing market and product penetration by investing in people, distribution, and business lines 12 new branches opened since 2006 and 13 branches acquired More de novo branches planned for 2009 & beyond Expanded Commercial banking offices to accommodate growth Increased sales staff by 55% since 2004 New opportunities for Provident employees in combined organization M&T hired nearly 800 new employees in Mid-Atlantic this year 200 open positions currently available De novo branches planned for the footprint will need to be staffed

No revenue enhancements assumed, although M&T has a long-standing track record of improving performance and revenue Identified potential revenue growth opportunities include: Leverage increased scale and market presence in Maryland to drive Business Banking and Middle Market growth Enhanced deposit gathering capabilities through improved market presence in Maryland and DC Leverage footprint expansion in Virginia to attract new households Expanded branch network and product offerings provides opportunity to cross-sell more products and services Potential Revenue Enhancements

Savings Deposits Time Deposits Demand Deposits/NOW MM Deposits 2005 0.17 0.33 0.32 0.17 Stable, Low-Cost Funding Base Total Deposits:1 $3.4B 2004 2005 2006 2007 PBKS 0.0113 0.0138 0.0206 0.0264 Regional Peers 0.0119 0.0168 0.0256 0.0375 Mid-Cap Peers 0.0095 0.0149 0.0235 0.0321 Cost of Deposits PBKS Regional Peers Mid-Cap Peers Source: SNL Financial and company filings. Regional Peers include: FULT, NPBC, SASR, SNBC, SUSQ, UBSI and VCBI. Mid-Cap Peers include: HBAN, FHN, ASBC, TCB, CNB, CYN, CBSH, BOKF, BOH, CFR and VLY. 1. Excludes brokered CDs. Provident Average Customer Deposits Composition - Q3 2008 22% of deposits are commercial 12% annualized deposit growth since 2003 Deposit funding cost consistently below peer group

Loan Portfolio Residential Construction 96% of developments in-footprint Single-family residential focus with no large condominium projects Limited exposure to outer-ring suburbs Stronger demand and home price performance in core urban areas Home Equity Primarily in-footprint < 1% in troubled markets of FL, CA, NV, AZ 85% branch-originated Average LTV of 70% and FICO of 745 Commercial Real Estate In-footprint portfolio Commercial real estate vacancy rate of 11% - 14% (below national average) Minimal hospitality / retail exposure Conservative underwriting 75%-80% LTV (65% on land acquisition) Marine Loans Low average LTV 73% for marine loans Seasoned loans; 68% documented vessels Lending focus within core markets mitigates credit risk

Additional Information: In connection with the proposed merger, M&T Bank Corporation ("M&T") will file with the U.S. Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-4 that will include a Proxy Statement of Provident Bankshares Corporation ("Provident") and a Prospectus of M&T, as well as other relevant documents concerning the proposed transaction. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about M&T and Provident at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, at http://www.mtb.com under the tab "About Us" and then under the heading "Investor Relations" and then under "SEC Filings." Copies of the Proxy Statement/Prospectus and the SEC filings that will be incorporated by reference in the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Investor Relations, One M&T Plaza, Buffalo, New York 14203, (716) 842-5138. M&T and Provident and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Provident in connection with the proposed merger. Information about the directors and executive officers of M&T is set forth in the proxy statement for M&T's 2008 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 6, 2008. Information about the directors and executive officers of Provident is set forth in the proxy statement for Provident's 2008 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 12, 2008. Additional information regarding the interests of those persons and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.